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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                        reported): September 30, 2004


               CWMBS, INC., (as depositor under the Pooling and
             Servicing Agreement, dated as of September 1, 2004,
                providing for the issuance of the CHL Mortgage
             Pass-Through Trust 2004-HYB6, Mortgage Pass-Through
                       Certificates, Series 2004-HYB6).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                       333-109248                95-4449516
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   (State or other                 (Commission               (IRS Employer
    jurisdiction                    File Number)           Identification No.)
  of incorporation)

4500 Park Granada
Calabasas, California                              91302
---------------------                            ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
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      5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

      8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
            Exhibit 5.1).

      23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Darren Bigby
                                                         -----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  September 30, 2004

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP
        (included in Exhibit 5.1)                                           5

23.1    Consent of Sidley Austin Brown & Wood LLP
        (included in Exhibits 5.1 and 8.1)                                  5